NET INCOME (LOSS) PER SHARE	6 Months Ended
Jun. 30, 2020
Net Income Loss Per Share
NET INCOME (LOSS) PER SHARE

NOTE 9:NET INCOME (LOSS) PER SHARE

Basic net income (loss) per share is computed based on the weighted average number of shares of ordinary stock outstanding during each period. Diluted net income (loss) per share is computed based on the weighted average number of shares of ordinary stock outstanding during each period, plus dilutive potential shares of common stock considered outstanding during the period, in accordance with FASB ASC No. 260, “Earnings Per Share.”

The total weighted average number of shares related to the outstanding options and Restricted Share Units (“RSUs”) excluded from the calculations of diluted net earnings per share due to their anti-dilutive effect was 2,023,899 for the six months ended June 30, 2019. During the six months ended June 30, 2020, the Company was in a loss position and therefore all its securities were antidilutive.